Exhibit 99.02
Glu Mobile: Investor and Analyst Day W Hotel, San Francisco, CA May 26, 2011

Page 2 Safe-Harbor Statement This presentation contains "forward-looking" statements including those regarding projected growth in users of mobile phones generally and smartphones in particular as well as projected growth in freemium and social mobile gaming, our planned initiatives with respect to our global social gaming community, our updated guidance for the second quarter of 2011, our target operating model and the new games that we expect to release during the remainder of the second quarter of 2011. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Investors should consider important risk factors, which include: the risk that growth of smartphones and advanced networks does not grow as significantly as we anticipate or that we will be unable to capitalize on any such growth; the risk that we do not realize a sufficient return on our investment with respect to our efforts to develop social, freemium games for smartphones and advanced platforms, the risk that our development expenses for games for smartphones are greater than we anticipate; the risk that our recently and newly launched games are less popular than anticipated; the risk that our newly released games will be of a quality less than desired by reviewers and consumers; the risk that the mobile games market, particularly with respect to social, freemium gaming, is smaller than anticipated; the risk that the slowdown in sales of feature phones in our traditional carrier-based business accelerates more rapidly than we anticipate; and other risks detailed under the caption "Risk Factors" in our Form 10-Q filed with the Securities and Exchange Commission on May 5, 2011 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors. These "forward-looking" statements are based on estimates and information available to us on May 26, 2011 and we are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise. (c) Glu Mobile Inc. - Proprietary

Use of Non-GAAP Financial Measures Glu uses in this presentation certain non-GAAP measures of financial performance. The presentation of these non- GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Glu's results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Glu include non-GAAP revenues, non-GAAP smartphone revenues, non-GAAP gross margins and non-GAAP freemium revenues. These non-GAAP financial measures exclude the following items from Glu's unaudited consolidated statements of operations: Change in deferred revenues and costs of revenues; Amortization of intangible assets; Stock-based compensation expense; Restructuring charges; MIG earnout expenses; and Foreign currency exchange gains and losses primarily related to the revaluation of assets and liabilities. Glu believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Glu's performance by excluding certain items that may not be indicative of Glu's core business, operating results or future outlook. Glu's management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Glu's operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Glu's performance to prior periods. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the tables attached to Glu's earnings press release for the quarter ended March 31, 2011, which is available on our website at http://www.glu.com/investors.

Agenda 1:30pm CEO: Niccolo De Masi 2:15pm GM, North America: Adam Flanders 2:30pm CFO: Eric R. Ludwig 2:45pm CCO: Giancarlo Mori 3:30pm James Frey 4:00pm Q&A 5:00pm 1-on-1s, on-device demos, cocktails (c) Glu Mobile Inc. - Proprietary Page 4

Page 5 Investment Overview Glu is leading at the intersection of two macro growth trends: Growth in mobile gaming & smartphone installed base Growth in social and freemium gaming Q111 non-GAAP smartphone revenues up 98% from Q410 Balance sheet strengthened to invest in growth (c) Glu Mobile Inc. - Proprietary

Story So Far (c) Glu Mobile Inc. - Proprietary Page 6 New mgmt team Smartphone focus begins Freemium, social focus begins $13.5m raised $15.9m raised First freemium products launched Original IP focus begins Second batch of freemium products launched Q410 smartphone non-GAAP revenues +38% from Q310 Q111 smartphone non- GAAP revenues +98% from Q410

Niccolo de Masi, Chief Executive Officer and President Former CEO of Hands-On Mobile Former CEO of Monstermob Group Cambridge University (M.A. and Msci degrees) Eric R. Ludwig, Chief Financial Officer and Senior Vice President Former CFO of Instill Corporation Former Controller of Camstar Systems Price Waterhouse L.L.P. Santa Clara University (B.S. in Commerce) and CPA (inactive) Giancarlo Mori, Chief Creative Officer Former Vice President of Production at Activision Electronic Arts and Microsoft Game Studios University of Florence (MSc degree) Kal Iyer, Senior Vice President Research and Development Former VP Tech Services of Glu Mobile Mobile architecture and infrastructure at Pumatech B.S. in Mathematics from Jabalpur University, India. Adam Flanders, GM, Americas Formerly at THQ Wireless, Ernst & Young LLP and Fidelity Investments B.S. in Finance from Bentley University, Waltham MA Page 7 Experienced Management (c) Glu Mobile Inc. - Proprietary

Intersection of Two Rising Tides: Growth in gaming on mobile devices Growth in freemium & social gaming (c) Glu Mobile Inc. - Proprietary Page 8 Gaming Company of Tomorrow

Growth Frontier (c) Glu Mobile Inc. - Proprietary Mobile Subscribers: Estimated to be >4 Billion in 2009, and projected to grow to >5 Billion by the end of 2014 Smartphones: Expected to be 70% of the market by the end of 2015 Sources: Informa Telecoms & Media; IBISWorld Page 9

3D Social Mobile Gaming For All (c) Glu Mobile Inc. - Proprietary Page 10

(c) Glu Mobile Inc., Private and Confidential Page 11 Reach = Virality OS's OEMs Carriers Storefronts Social Networks (c) Glu Mobile Inc. - Proprietary

Page 12 Two Horse Race Devices Installed to Date: 200m iOS 100m Android (c) Glu Mobile Inc. - Proprietary

Android (c) Glu Mobile Inc. - Proprietary Page 13 First titles launched on Android Among first titles launched with IAP and Honeycomb Editor's Choice for Gun Bros Sony Xperia global co-marekting & preloads

Now Compelling to Mass Market Single SKU Single player 500k files Midi sound files Phone keypad controls 2G Network Persistent world/character Multi-player Full 3D FPS DLC content High-end graphics >100MB file size Touch screen Accelerometer... Page 14 Evolution of Mobile Gaming (c) Glu Mobile Inc. - Proprietary

Freemium Monetization* Page 15 Microtransactions 5%* 50-60% Display Ads - 'CPM' 100%* 10% Incented Ads - 'CPX' 5%* 30-40% Model % User Base Partners %Revenue *Glu Mobile industry average estimates (c) Glu Mobile Inc. - Proprietary

CPI Page 16 'cost per install' under scrutiny by Apple CPM & other incented ads not impacted Near term impact on: Monetization rates of Glu advertizing real estate Advertizing effectiveness (for discovery) (c) Glu Mobile Inc. - Proprietary

'CPX' Page 17 Aggressively exploring new incented ads Currently believe can replace 50%-75% of CPI $ for $ CPA CPI $'s for: CPE Invite friends Liking on Facebook Installing App Watch video clip Complete survey CPM Clicking banners Incented Advertizing (c) Glu Mobile Inc. - Proprietary

Games Are Live Services (c) Glu Mobile Inc. - Proprietary Launch L + 1 L +N Analytics Performance Metrics Analytics Performance Metrics Time Quantitative Iteration Quantitative Iteration Page 18

De-Risked Dev. Process (c) Glu Mobile Inc. - Proprietary Users Page 19 Lifetime Profitability Traditional Console 3D Social Mobile 6 months dev pre-launch ROI decision each month post-launch Building audience & profits

Original IP Growth (c) Glu Mobile Inc. - Proprietary Page 20 Q3/10 Q4/10 Q1/11 Q2-Q3/11 none

Platform Strategy Find Winners Port Winners (c) Glu Mobile Inc. - Proprietary Page 21

Retention Page 22 Social features/interactions Friends playing alongside you Fresh content Rewards Difficulty ramp Promotions & notifications (c) Glu Mobile Inc. - Proprietary

Social Features Page 23 Bragging on your FB wall & your friends' Multiplayer Co-operative missions Visiting friends' environments P2P gifting GGN: challenges & leaderboards (c) Glu Mobile Inc. - Proprietary

The Story So Far (c) Glu Mobile Inc. - Proprietary Page 24

lu Partners External development of Glu concepts Extending Glu titles to other digital platforms Collaboration/acquisition of IP (c) Glu Mobile Inc. - Proprietary Page 25 lu Partners Blammo Games Glu exclusive publisher of two Blammo- developed titles due out in next 12 months Option to acquire 25% of Blammo Right of first refusal to publish additional titles + sequel rights (c) Glu Mobile Inc. - Proprietary Page 26

(c) Glu Mobile Inc. - Proprietary Page 27 Collaboration on at least four original IP titles Glu owns all IP related to games and FFF owns all IP related to books, movies and television Mutual right of first refusal lu Partners: Full Fathom Five

Page 28 (c) Glu Mobile Inc. - Proprietary

Page 29 Innovative, 3D Social Mobile games for iOS and Android platforms Unity and Sony Ericsson co-sponsoring GP winner receives $250K global publishing contract Regional winners in Americas, EMEA, APAC = $250K in winnings GP Winner announced at Unite 11 at Moscone Center Sep, 2011 $500 s 3D Social Mobile Dev Contest (c) Glu Mobile Inc. - Proprietary

Page 30 lu Community 'One Stop Shop' social network Allows cross social network functionality for: (c) Glu Mobile Inc. - Proprietary

Advertizing & Analytics Adam Flanders: GM North America May 26, 2011

Overview Page 32 In-App Transactions In-Game Real estate Glu Games Network Analytics (c) Glu Mobile Inc. - Proprietary

(c) Glu Mobile Inc. - Proprietary Page 33 Analytics/Reporting Analytics designed and built for understanding and optimizing social games Real-time in-game events analysis for immediate metrics and insights Actionable, accessible, auditable and monetizable reporting Grow, Retain, Engage, Monetize

Page 34 IAP / Micro-transactions Customers pay actual $ to buy goods which accelerates their progress through games... (c) Glu Mobile Inc. - Proprietary

CPM Advertising / "Banners" Page 35 Ads integrated into game Ads in Menus (c) Glu Mobile Inc. - Proprietary

House Ads/Cross Promotion Page 36 Use "House Ads" to cross-promote other glu titles & promotions (c) Glu Mobile Inc. - Proprietary

Featured Actions Page 37 Pop-Up's prompt players to perform Incentivized and Non-Incentivized actions to receive in-game currency Collect E-Mail Adresses Sign up for Newsletters/Game info Facebook actions Play other glu titles Etc.. (c) Glu Mobile Inc. - Proprietary

Engaging Users Page 38 Incent users to complete levels, provide info, or perform actions (c) Glu Mobile Inc. - Proprietary

Sponsorships/Cross Promo Page 39 Advertisers pay to be featured in- game Examples of Billboard Advertising: Cross Promote Glu Titles Special Deals on Virtual Goods Sponsored Ad Space (c) Glu Mobile Inc. - Proprietary

Page 40 Incented Video Ads Customers that don't want to pay can "earn" goods through specific actions... Consumer earns virtual currency Prompted to watch short video User needs currency to purchase items Glu is paid bounty by Advertiser (c) Glu Mobile Inc. - Proprietary

(c) Glu Mobile Inc. - Proprietary Page 41 Incented Video Ads

Glu Games Network/Community Page 42 GGN drives additional traffic through cross-promotion & community (c) Glu Mobile Inc. - Proprietary

(c) Glu Mobile Inc. - Proprietary Page 43 GGN

Summary Page 44 Great Games In-App Transactions In-Game Real estate Glu Games Network Analytics (c) Glu Mobile Inc. - Proprietary

Financial Overview Eric R. Ludwig: CFO

Page 46 Financial Overview (c) Glu Mobile Inc. - Proprietary Q2 2011 new releases gaining momentum Ramping freemium revenues and original IP driving gross margin improvements Increasing Q2 2011 guidance; excluding any prospective CPI revenues for balance of quarter Providing long term operating targets

Page 47 Continued momentum in new users (c) Glu Mobile Inc. - Proprietary Installs, cumulative installs, monthly active users (MAU) and daily active users (DAU) from iiOS, android and facebook platforms

Page 48 Stable active user base (c) Glu Mobile Inc. - Proprietary MAU and DAU figures for Q410 are averages for December 2010 and for Q111 are averages for January 2011. MAU and DAU figures are for last month of calendar quarter (i.e. September 2010, December 2010 and March 2011)

Page 49 Quarterly Operational Metrics (c) Glu Mobile Inc. - Proprietary

Launched: 10/28/2010 Total installs - 3/31/2011 6.5 million Average DAU - Nov & Dec 2010 161,000 Average DAU - Q111 215,000 Non-GAAP revenue - Nov & Dec 2010 $610,000 Non-GAAP revenue - Q111 $2,300,000 Average Revenue/DAU/Day - Nov & Dec $0.06 Average Revenue/DAU/Day - Q111 $0.12 Page 50 (c) Glu Mobile Inc. - Proprietary Includes ios and android installs, DAU and revenue

Page 51 Recent Titles Gaining Traction (c) Glu Mobile Inc. - Proprietary 4 most recent title launches have generated 14.2 million downloads* Updates to these four titles delayed until last week due to offer concerns Title Launch Date Installs: Launch - 5/23/2011 Contract Killer 3/24/2011 8.6 million Big Time Gansta 3/30/2011 1.9 million Bug Village 4/13/2011 1.9 million Men Vs. Machines 4/13/2011 1.8 million Total 14.2 million *10.7 million downloads Q211 QTD.

Q111 non-GAAP smartphone revenue: 39% of total up from 22% in Q410 and 12% Q110 Up 98% Q/Q and 218% Y/Y Page 52 Smartphone Revenue Momentum (c) Glu Mobile Inc. - Proprietary (in millions of dollars)

Non-GAAP Freemium revenues have increased from Q3 2010 to Q1 2011 at an accelerated rate Page 53 Freemium Revenue Acceleration (in thousands of dollars) (c) Glu Mobile Inc. - Proprietary

Gross Margins Have Improved due to Original IP Traction Original IP: 35% of total/48% of smartphone in Q111, up significantly Q/Q and Y/Y Non-GAAP gross margins: Increased to 78% in Q111 Page 54 1 Non-GAAP Revenue and Non-GAAP Gross Margins, Q210 includes $663K royalty impairment and Q111 includes $371K (c) Glu Mobile Inc. - Proprietary

Page 55 (c) Glu Mobile Inc. - Proprietary Significantly Improved Balance Sheet Improved balance sheet due to fundraises, cash generated from ops and debt repayment Increased guidance of year-end 2011 ending net cash from $15m to $18m

Page 56 May 26, 2011: Updated Q211 Guidance (c) Glu Mobile Inc. - Proprietary Non-GAAP smartphone revenue guidance being increased Updated guidance includes $2.9 million of Apple iOS CPI offer revenues transacted as of today and assumes zero CPI for the remainder of the quarter

Target Operating Model (Non-GAAP) Gross Margin R&D Sales & Marketing G&A Operating Margin EBITDA 85% 32-35% 16-17% 11-13% 20-25% 22-27% Long Term Target Note: gross margin excludes amortization of intangible assets. R&D, S&M and G&A exclude stock based-compensation expense. Operating margin excludes amortization of intangible assets, restructuring and transitional expenses and stock-based compensation expense. 73% 38% 19% 19% (3)% 0% 2010 78% 41% 22% 16% (1)% 2% Q111 64% 32% 16% 18% (2)% 1% 2009 (c) Glu Mobile Inc. - Proprietary

Market Statistics (as of May 25, 2011) (in millions except volume and per share data) Market Statistics (as of May 25, 2011) (in millions except volume and per share data) Market Statistics (as of May 25, 2011) (in millions except volume and per share data) Market Statistics (as of May 25, 2011) (in millions except volume and per share data) Stock Price $4.80 Market Capitalization1 $258.7 52 Week High $5.08 Debt2 $0.0 52 Week Low $1.09 Cash at 3/31/2011 $24.4M Basic Shares Outstanding 53.91 Enterprise Value $234.3 Avg. Daily Volume (last 30 days) 2,022,271 Page 58 1 Does not include 5.7 million shares subject to outstanding warrants at a $1.50 per share exercise price or 7.09million shares subject to outstanding options at an average exercise price of $2.39 per share. Key Statistics (c) Glu Mobile Inc. - Proprietary

Summer Product Previews Giancarlo Mori: CCO

What's in store for today Page 60 Summer product lineup Videos and demos of our Summer titles Hands-on demos available after the event (c) Glu Mobile Inc. - Proprietary

Summer Product Lineup Page 61 (c) Glu Mobile Inc. - Proprietary

Page 62 But first, some sizzle... (c) Glu Mobile Inc. - Proprietary

Page 63 And Now Show & Tell... (c) Glu Mobile Inc. - Proprietary

Demo Page 64 More action goodness from the bros: bring a real friend along and get a gun, you will need it for the mayhem Our classic top-down shooter In the App Store in June (c) Glu Mobile Inc. - Proprietary

(c) Glu Mobile Inc., Proprietary and Confidential Page 65

Video Page 66 Build the colony of your dreams and meet wacky alien races, while you voyage with your friends to the edge of our galaxy Resource Management In the App Store in July (c) Glu Mobile Inc. - Proprietary

Page 67 Experience and share your music in an all new way with Tunity, a location based, social music game. Tunity, where music meets social. Location-based, social, music game In the App Store in August (c) Glu Mobile Inc. - Proprietary

Page 68 Tag real locations with your music Connect with friends Compete through your tags for achievements and popularity Express yourself with your music Tunity: location meets your friends and your music. (c) Glu Mobile Inc. - Proprietary

Page 69 Built on HTML5 Server side technology New Flash for mobile Mobile and desktop Seamless dynamic content delivery Works on every OS and all important devices Fast development and easy iteration Broadest reach and device independence Key Features (c) Glu Mobile Inc. - Proprietary

Page 70 Some Eye Candy Social (c) Glu Mobile Inc. - Proprietary

Page 71 Some Eye Candy Location (c) Glu Mobile Inc. - Proprietary

Page 72 Some Eye Candy Play (c) Glu Mobile Inc. - Proprietary

Page 73 Some Eye Candy Achieve (c) Glu Mobile Inc. - Proprietary

Page 74 Some Eye Candy Buy (c) Glu Mobile Inc. - Proprietary

Video Page 75 Build your very own wildlife park to protect and care for the wild and exotic animals of Africa with your friends. Resource Management In the App Store in August (c) Glu Mobile Inc. - Proprietary

Demo Page 76 Get your wingman and blast away the evil Xeno Cluster aliens in this classic shooter featuring over the top, galactic ships and weapons. Top-down space shooter In the App Store NOW (c) Glu Mobile Inc. - Proprietary

Page 77 The big top is in town: run away and join the circus with your friends in this fun, casual, social game. Demo Resource management In the App Store in July (c) Glu Mobile Inc. - Proprietary

Demo Page 78 An epic new action slasher with the biggest swords, the bloodiest enemies and the most face-melting demon slaying you'll ever lay eyes on! Top-down melee combat Coming in July (c) Glu Mobile Inc. - Proprietary

Page 79 To recap... (c) Glu Mobile Inc. - Proprietary

Summer Product Lineup Page 80 (c) Glu Mobile Inc. - Proprietary

Page 81 Industry defining quality Leading with 3D More and more social Breaking new ground Continuing to Lead (c) Glu Mobile Inc. - Proprietary

James Frey - Full Fathom Five

Q&A